SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

 July 6, 2011
Date of Report (Date of earliest event reported)

Organic Sales and Marketing, Inc.
 (Exact name of registrant as specified in its charter)

Delaware	0-3338	33-1069593
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

114 Broadway, Raynham, MA 02767
 (Address of principal executive offices)

508-823-1117
 (Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This amendment is prompted by a series of questions raised by the SEC in response to Registrant’s Form 8-K filed on May 4, 2011 to disclose the circumstances of our change in independent auditors.

Item 4.01  Changes in Registrant’s Certifying Accountant

As required by Item 304(a)(1)(i) of regulation S-K, Registrant is providing the following explanation of the  timing and circumstances surrounding the change in auditors.  In response to whether Registrant’s former auditor resigned, declined to stand for re-election, or was dismissed;   It is stated in Registrants 8-K filing, paragraph 1, dated May 3, 2011 and further stated in a letter to Commission dated May 3, 2011, that on December 29, 2010 Registrant was informed by its independent Auditor, Chisholm, Bierwolf, Nilson & Morrill, LLC (CBNM) that some of its existing partners would no longer be able to service SEC reporting companies.  CBNM subsequently had its license revoked by Public Company Accounting Oversight Board (PCAOB) on April 8, 2011. The revocation inspection of the Auditor’s firm, and subsequent investigation, were due to audit deficiencies for audits performed in 2006, and prior to Douglas Morrill joining the Auditor’s firm. Since Douglas Morrill is unaffected and not subject to the sanctions imposed by the PCAOB, the Registrant retained the interim services of Douglas Morrill to audit fiscal 2010.  CBNM has not audited any year required to be included in SEC filings since the fiscal year ending September 30, 2009, which plainly preceded PCAOB revocation.  The Registrant stated in paragraph 5, of the aforementioned 8-K filing that as of May 3, 2011, it has engaged the services of Stowe & Degon LLC, 95A Turnpike Road, Westborough, MA, to act as the Registrant’s independent auditor to perform the audit for fiscal year 9/30/2011.

In response to whether the former independent auditor’s report on Registrant’s financial statements for either of the past two years contained an adverse opinion, a disclaimer of opinion or was qualified or modified as to uncertainty, audit scope or accounting principles, there were no adverse opinions as defined by Item 304(a)(1)(ii) of Regulation S-K.  Douglas Morrill did state that the Company will continue as a going concern on 2/14/2011 in Registrant’s 10K filing, Report of Independent Registered Public Accounting Firm, section F-3, Vintage Filings Pg: 42, paragraph 4.  As stated above, the last year audited by the former independent auditor was fiscal 2009.

In response to whether during the Registrant’s two most recent fiscal years and any subsequent interim period before its former auditor resigned, declined to stand for re-election, or was dismissed, Registrant had no disagreements with such former auditor on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure as described in Item 304(a)(1)(iv) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By:	/s/ Samuel F.H. Jeffries
Name:	Samuel F.H. Jeffries
Title:	President

Date:  July 6, 2011